Exhibit 10.1

AMENDMENT NO. 1

TO

CREDIT AGREEMENT

This AMENDMENT NO. 1, dated as of April 7, 2017 (this “Amendment”), to the Credit Agreement, dated as of December 7, 2016 (as amended by the First Incremental Agreement (as defined below) and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Conduent Incorporated, a New York corporation (“Holdings”), Conduent Business Services, LLC (f/k/a Xerox Business Services, LLC), a Delaware limited liability company (the “U.S. Borrower”), Affiliated Computer Services International B.V., a private limited company (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands, having its official seat in Amsterdam, the Netherlands and registered in the Trade Register of the Dutch Chamber of Commerce under number 34160388 (the “Dutch Borrower” and, together with the U.S. Borrower, the “Borrowers”), Conduent Finance, Inc., a Delaware corporation (“Conduent Finance”), the Lenders or other financial institutions or entities from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers have requested to amend the Credit Agreement to effect the changes described below;

WHEREAS, Citibank, N.A., JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, Mizuho Bank, Ltd., The Bank of Tokyo-Mitsubishi UFJ, Ltd., U.S. Bank, National Association, Keybanc Capital Markets Inc., PNC Capital Markets LLC and SunTrust Robinson Humphrey, Inc. will act as joint lead arrangers and joint bookrunning managers for purposes of this Amendment (the “Amendment No. 1 Lead Arrangers”); and

WHEREAS, each Lender holding Term B Loans or First Incremental Term Loans (as defined below) (the Term B Loans and the First Incremental Term Loans, collectively, the “Existing Term B Loans”, and the Lenders with Existing Term B Loans, the “Existing Term B Lenders”) and each other Lender that executes and delivers a consent (a “Consent”) in the form of Exhibit A to this Amendment by 5:00 p.m., New York City time on April 3, 2017 (the “Consent Deadline”) will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment No. 1 Effective Date (as defined below).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement.

The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby as follows:

(a) The following new defined terms are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Amendment No. 1 Effective Date” means April 7, 2017.

“Amendment No. 1” means that certain Amendment No. 1 to this Agreement, dated as of the Amendment No. 1 Effective Date, among Holdings, the Borrowers, Conduent Finance, the Administrative Agent and the Lenders party thereto.

“First Incremental Agreement” means that certain First Incremental Agreement, dated as of January 3, 2017, among the Administrative Agent, the U.S. Borrower, the other Loan Parties party thereto and the initial lenders party thereto.

“First Incremental Term Lender” means the Incremental Term Loans (as defined in the First Incremental Agreement).

“First Incremental Term Loans” means the Incremental Term Loans (as defined in the First Incremental Agreement).

(b) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended by replacing clauses (c) and (d) thereof with the following:

“(c) (i) 5.50%, in the case of Eurocurrency Term B Loans and Eurocurrency First Incremental Term Loans, for any day prior to the Amendment No. 1 Effective Date, and (ii) 4.00%, in the case of Eurocurrency Term B Loans and Eurocurrency First Incremental Term Loans, for any day on or after the Amendment No. 1 Effective Date, (d) (i) 4.50%, in the case of Base Rate Term B Loans and Base Rate First Incremental Term Loans, for any day prior to the Amendment No. 1 Effective Date, and (ii) 3.00%, in the case of Base Rate Term B Loans and Base Rate First Incremental Term Loans, for any day on or after the Amendment No. 1 Effective Date”.

(c) The definition of “Base Rate” in Section 1.01 of the Credit Agreement is amended by inserting the word “and” before clause (c) thereof and deleting the words “and (d) in the case of Term B Loans, 1.75%”.

(d) The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is amended by deleting the reference to “, (i)” and deleting clause (ii) in the second proviso thereof.

(e) Section 2.10(a)(iii) of the Credit Agreement is amended by (i) deleting both references to “on or prior to the date that is twelve months after the Closing Date” and replacing such references with “on or prior to the date that is six months after the Amendment No. 1 Effective Date”, (ii) deleting each reference therein to “any Term B Loans” and replacing such references with “any Term B Loans or First Incremental Term Loans”, (iii) deleting the reference to “the applicable Term B Lenders” and replacing such reference with “the applicable Term B Lenders or First Incremental Term Lenders” and (iv) adding the following sentence after the last sentence of thereof:

“Notwithstanding anything to the contrary in the First Incremental Agreement, the provisions of this Section 2.10(a)(iii) shall replace and supersede the second, third and fourth sentences of Section 4 of the First Incremental Agreement.”

(f) Section 2.10(b)(iv) of the Credit Agreement is amended by deleting the references to “3.00 to 1.00”, “2.50 to 1.00” and “2.00 to 1.00” therein and replacing such references with “3.25 to 1.00”, “2.75 to 1.00” and “2.25 to 1.00”, respectively.

Section 2. Conditions Precedent to the Effectiveness of this Amendment.

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (the “Amendment No. 1 Effective Date”):

(a) Executed Counterparts. The Administrative Agent shall have received this Amendment, duly executed by the Borrowers, Holdings, Conduent Finance, the Guarantors, the initial New Lender (as defined below) and the Administrative Agent.

(b) Executed Consents. The Administrative Agent shall have received a Consent in the form of Exhibit A to this Amendment, duly executed by each Existing Term B Lender (excluding any Non-Consenting Lender (as defined below)) and other Lenders representing (i) the Required Term B Lenders and (ii) the Required Lenders immediately prior to the Amendment No. 1 Effective Date, in each case, by the Consent Deadline.

(c) No Default or Event of Default. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d) Representations and Warranties. The representations and warranties of the Borrowers set forth in Section 3 of this Amendment shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Amendment No. 1 Effective Date, except where any representation and warranty is expressly made as of a specific earlier date, such representation and warranty shall be true in all material respects as of any such earlier date.

(e) Officer’s Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the U.S. Borrower dated the Amendment No. 1 Effective Date certifying as to the satisfaction of the conditions set forth in paragraphs (c) and (d) of this Section 2.

(f) Fees and Expenses Paid. The fees and expenses set forth in the Amended and Restated Engagement Letter dated as of April 6, 2017, among Holdings, the U.S. Borrower and the Amendment No. 1 Lead Arrangers, and the Fee Letter referred to therein that are required to be paid on or prior to the Amendment No. 1 Effective Date shall have been paid (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for such Amendment No. 1 Lead Arrangers and the Administrative Agent with respect thereto).

(g) Patriot Act. The initial New Lender shall have received, at least three Business Days prior to the Amendment No. 1 Effective Date, all documentation and other information reasonably requested in writing by it at least ten Business Days prior to the Amendment No. 1 Effective Date in order to allow the initial New Lender to comply with the Act.

Section 3. Representations and Warranties.

Each Loan Party represents and warrants to the Lenders as of the Amendment No. 1 Effective Date that:

(a) This Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b) The representations and warranties of the U.S. Borrower and each other Loan Party contained in Article III of the Credit Agreement or any other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the date of this Amendment, except where any representation and warranty is expressly made as of a specific earlier date, such representation and warranty shall be true in all material respects as of any such earlier date.

Section 4. New Lenders and Non-Consenting Lenders.

(a) If any Existing Term B Lender (each, a “Non-Consenting Lender”) declines or fails to consent to this Amendment by failing to return an executed Consent to the Administrative Agent prior to the Consent Deadline or elects to assign its Existing Term B Loans as provided in its executed Consent, then pursuant to and in compliance with the terms of Section 2.18(b) of the Credit Agreement, such Non-Consenting Lender may be replaced and all of its interests, rights and obligations under the Credit Agreement and the related Loan Documents with respect to its Existing Term B Loans purchased and assumed by either a new lender or an existing Lender which is willing to increase its Existing Term B Loans. As of the Amendment No. 1 Effective Date, each Non-Consenting Lender will be deemed to have executed an Assignment and Assumption Agreement (“Assignment Agreement”) for all of its then outstanding Existing Term B Loans and will be deemed to have assigned all of its then outstanding Existing Term B Loans to Citibank, N.A. (the “New Lender”), in each case pursuant to and in compliance with the terms of Section 2.18(b) of the Credit Agreement.

(b) The New Lender hereby (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents and the exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

(c) The Administrative Agent hereby (i) consents to this Amendment and consents to the assignment of the then outstanding Existing Term B Loans of each Non-Consenting Lender to the New Lender in accordance with Section 9.04 of the Credit Agreement and (ii) agrees that no assignment fees specified in Section 9.04 shall be required to be paid by the Borrowers in connection with such assignment.

(d) This Amendment shall constitute the notice required under Section 2.18(b) of the Credit Agreement.

(e) For the avoidance of doubt, all Existing Term B Loans shall continue to be outstanding as Term B Loans or First Incremental Term Loans, as applicable, under the Credit Agreement (as amended hereby) on and after the Amendment No. 1 Effective Date, subject to the terms of this Amendment and for the avoidance of doubt the Term B Loans and First Incremental Term Loans shall continue as the same Class of Term Loans for all purposes under the Credit Agreement.

Section 5. Fees and Expenses.

The U.S. Borrower agrees to pay in accordance with the terms of Section 9.03 of the Credit Agreement all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation and administrative of this Amendment (including the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, subject to the limitations set forth in Section 9.03 of the Credit Agreement).

Section 6. Reference to the Effect on the Loan Documents.

(a) As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 1 Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrowers, Holdings, Conduent Finance, the Arrangers or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein. Each of the parties hereto acknowledge that this Amendment shall not be construed as a novation of the Credit Agreement.

(d) This Amendment is a Loan Document.

Section 7. Consent and Affirmation.

(a) Each of the Guarantors, in its capacity as a guarantor under the Guarantee Agreement and a Pledgor under the Security Agreement or the Holdings Pledge Agreement, as the case may be, and as a party to each other Loan Document to which it is a party, hereby (i) consents to the execution, delivery and performance of this Amendment and agrees that each of the Loan Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 1 Effective Date, except that, on and after the Closing Date, each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended and otherwise modified by this Amendment and (ii) affirms and confirms its guarantee of the Obligations and its pledge/or grant of a security interest in its assets as Collateral to secure the Obligations with all such security interests continuing in full force and effect after giving effect to this Amendment and that the Loan Documents to which each of the Guarantors is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

(b) The U.S. Borrower hereby (i) agrees that each of the Loan Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 1 Effective Date, except that, on and after the Amendment No. 1 Effective Date, each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended and otherwise modified by this Amendment and (ii) affirms and confirms its pledge/or grant of a security interest in its assets as Collateral to secure the Obligations with all such security interests continuing in full force and effect after giving effect to this Amendment and that the Loan Documents to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

Section 8. Execution in Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or .pdf shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9. Headings.

The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 10. Notices.

All communications and notices hereunder shall be given as provided in the Credit Agreement. For purposes of the Credit Agreement, the initial notice address of the initial New Lender shall be as separately identified to the Administrative Agent.

Section 11. Severability.

Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 12. Successors.

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 13. Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial.

The provisions of Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, as if a part hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

CONDUENT BUSINESS SERVICES, LLC

By:	/s/ Brian J. Webb-Walsh
	Name:	Brian J. Webb-Walsh
	Title:	Executive Vice President

CONDUENT INCORPORATED

By:	/s/ Brian J. Webb-Walsh
	Name:	Brian J. Webb-Walsh
	Title:	Executive Vice President and Chief Financial Officer

AFFILIATED COMPUTER SERVICES INTERNATIONAL B.V.

By:	/s/ Sonja JMG Poels
	Name:	Sonja JMG Poels
	Title:	Director

CONDUENT FINANCE, INC.

By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary

[Signature Page to Amendment No. 1]

Conduent Repricing

CONDUENT HERITAGE, LLC

CONDUENT EDI SOLUTIONS, INC.

CONDUENT CARE AND QUALITY SOLUTIONS, INC.

CONDUENT HUMAN SERVICES, LLC

CONDUENT HEALTHCARE TECHNOLOGY SOLUTIONS, LLC

CONDUENT ENTERPRISE SOLUTIONS, LLC

CONDUENT BPO SERVICES, INC.

CONDUENT GOVERNMENT RECORDS SERVICES, INC.

CONDUENT TITLE RECORDS CORPORATION

CONDUENT TMC, INC.

CONDUENT GOVERNMENT SYSTEMS, LLC

CONDUENT FEDERAL SOLUTIONS, LLC

CONDUENT PUBLIC HEALTH SOLUTIONS, INC.

THE NATIONAL ABANDONED PROPERTY PROCESSING CORPORATION

CONDUENT UNCLAIMED PROPERTY SYSTEMS, INC.

EDUCATION SALES AND MARKETING, LLC

CONDUENT EDUCATION SOLUTIONS, LLC

CONDUENT DEFENSE, LLC

CONDUENT MIDDLE EAST, INC.

CONDUENT PARKINDY LLC

CONDUENT BUSINESS PROCESS OPTIMIZATION SERVICES, INC.

CONDUENT TRANSPORT SOLUTIONS, INC.

CONSULTEC IPA, INC.

CONDUENT CONSULTANT HOLDINGS CORPORATION

CONDUENT HEALTHCARE PROVIDER CONSULTING SOLUTIONS, INC.

CONDUENT HEALTH ANALYTICS, INC.

BREAKAWAY HEALTHCARE AND LIFE SCIENCES, LLC

HEALTH TECHNOLOGY ACQUISITION COMPANY

CONDUENT WORKERS COMPENSATION HOLDINGS, INC.

ISG SERVICES, LLC

CONDUENT CARE SOLUTIONS, LLC

CONDUENT WORKERS COMPENSATION, LLC

CDR ASSOCIATES, L.L.C.

TMS HEALTH, LLC

CONDUENT EDUCATION LOAN SERVICES LLC

CONDUENT PAYMENT INTEGRITY SOLUTIONS, INC.

CONDUENT PERFORMANCE IMPROVEMENT SOLUTIONS, INC.

SUPERIOR VENTURE PARTNER, INC.

XEROX RELOCATION & ASSIGNMENT SERVICES, LLC

CONDUENT IMAGE SOLUTIONS, INC.

CONDUENT SECURITIES SERVICES, INC.

CONDUENT HEALTHCARE INFORMATION SERVICES, INC.

INTELLINEX LLC

CONDUENT LEARNING SERVICES, INC.

CONDUENT CUSTOMER CARE SOLUTIONS, INC.

NEWSPAPER SERVICES HOLDING, INC.

CONDUENT WIRELESS DATA SERVICES NORTH AMERICA, INC.

CONDUENT WIRELESS DATA SERVICES (OPERATIONS), INC.

CONDUENT WDS GLOBAL – TEXAS, INC.

ACS ASSET MANAGEMENT GROUP, LLC

CONDUENT LEGAL & COMPLIANCE SOLUTIONS, LLC

CONDUENT COMMERCIAL SOLUTIONS, LLC

CONDUENT STATE & LOCAL SOLUTIONS, INC.

CONDUENT BILL REVIEW CORPORATION

CONDUENT HEALTH ASSESSMENT ENTERPRISES, LLC

CONDUENT HEALTH ASSESSMENTS, LLC

CONDUENT MEDICAL EXAMS LLC

TMS HEALTH PATIENT ACCESS SOLUTIONS, LLC

ACS@XEROX LLC

CONDUENT MORTGAGE SERVICES, INC.

CONDUENT COMPLIANCE & RISK CONSULTING CORPORATION

By:	/s/ Brian J. Webb-Walsh
	Name:	Brian J. Webb-Walsh
	Title:	Senior Vice President

[Signature Page to Amendment No. 1]

Conduent Repricing

CONDUENT HEALTH ADMINISTRATION, INC. CONDUENT CARD SERVICES, LLC

By:	/s/ Brian J. Webb-Walsh
	Name:	Brian J. Webb-Walsh
	Title:	President and Secretary

CONDUENT STATE HEALTHCARE, LLC CONDUENT LENDING, INC.

By:	/s/ Brian J. Webb-Walsh
	Name:	Brian J. Webb-Walsh
	Title:	Chief Financial Officer

CONDUENT HR CONSULTING, LLC

By:	/s/ J. Michael Peffer
	Name:	J. Michael Peffer
	Title:	Vice President and Secretary

CONDUENT SECURITIES, LLC

By:	/s/ Nicolas Medina
	Name:	Nicolas Medina
	Title:	President and Chief Compliance Officer

CONDUENT PROTECTION SERVICES, INC.

By:	/s/ Andrew Buruato
	Name:	Andrew Buruato
	Title:	President and Secretary

[Signature Page to Amendment No. 1]

Conduent Repricing

CONDUENT HEALTHY COMMUNITIES CORPORATION

By:	/s/ Brian J. Webb-Walsh
	Name:	Brian J. Webb-Walsh
	Title:	Senior Vice President

CONDUENT HEALTHCARE KNOWLEDGE SOLUTIONS, INC.

By:	/s/ Brian J. Webb-Walsh
	Name:	Brian J. Webb-Walsh
	Title:	Senior Vice President

CONDUENT TRADEONE MARKETING, INC.

By:	/s/ Brian J. Webb-Walsh
	Name:	Brian J. Webb-Walsh
	Title:	Senior Vice President

CONDUENT CARE MANAGEMENT, INC.

By:	/s/ Brian J. Webb-Walsh
	Name:	Brian J. Webb-Walsh
	Title:	Senior Vice President

ACS E-SERVICES, LLC

By:	/s/ Brian J. Webb-Walsh
	Name:	Brian J. Webb-Walsh
	Title:	Senior Vice President

[Signature Page to Amendment No. 1]

Conduent Repricing

XEROX HR SOLUTIONS, LLC

By:	/s/ Brian J. Webb-Walsh
	Name:	Brian J. Webb-Walsh
	Title:	Senior Vice President

XEROX HR SOLUTIONS, LLP

By:	/s/ Brian J. Webb-Walsh
	Name:	Brian J. Webb-Walsh
	Title:	Senior Vice President

XEROX EDUCATION SERVICES, LLC

By:	/s/ Brian J. Webb-Walsh
	Name:	Brian J. Webb-Walsh
	Title:	Senior Vice President

EDUCATION SERVICES COMPANY, LLC

By:	/s/ Brian J. Webb-Walsh
	Name:	Brian J. Webb-Walsh
	Title:	Senior Vice President

[Signature Page to Amendment No. 1]

Conduent Repricing

CITIBANK, N.A., as initial New Lender

By:	/s/ Caesar W. Wyszomirski
	Name:	Caesar W. Wyszomirski
	Title:	Director

[Signature Page to Amendment No. 1]

Conduent Repricing

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ John Kowalczuk
	Name:	John Kowalczuk
	Title:	Executive Director

[Signature Page to Amendment No. 1]

Conduent Repricing